UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2022

Nova Vision Acquisition Corp.

(Exact Name of Registrant as Specified in its Charter)

British Virgin Islands	001-40713	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3 Ocean Way #5-7 Singapore	098368
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +65 87183000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Ordinary Share, par value $0.0001 per share, one Redeemable Warrant entitling the holder to purchase one half of an Ordinary Share, and one Right entitling the holder to receive one-tenth of an Ordinary Share	NOVVU	NASDAQ Capital Market
Ordinary Shares	NOVV	NASDAQ Capital Market
Warrants	NOVVW	NASDAQ Capital Market
Rights	NOVVW	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

As approved by its shareholders at the Annual Meeting of Shareholders on November 9, 2022 (the “Meeting”), Nova Vision Acquisition Corp. (the “Company” or “Nova”) entered into an amendment (the “Trust Amendment”) to the investment management trust agreement, dated August 5, 2021, with American Stock Transfer & Trust Company on November 9, 2022. Pursuant to the Trust Amendment, the Company has the right to extend the time to complete a business combination nine (9) times for an additional one (1) month each time from November 10, 2022, to August 10, 2023, by depositing $0.0416 for each issued and outstanding Company ordinary share issued in the IPO that has not redeemed (the “Public Share”) for each one-month extension.

On November 9, 2022, the Company issued an unsecured promissory note in the aggregate principal amount of $75,030.26 (the “Note”) to Nova Pulsar Holdings Limited, the Company’s initial public offering sponsor (“Sponsor”), in exchange for Sponsor depositing such amount into the Company’s trust account in order to extend the amount of time it has available to complete a business combination. The Note does not bear interest and matures upon the closing of a business combination by the Company. In addition, the Note may be converted by the holder into units of the Company identical to the units issued in the Company’s initial public offering at a price of $10.00 per unit.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As approved by its shareholders at the Meeting on November 9, 2022, the Company filed an amended and restated memorandum and articles of association on November 9, 2022 (the “Charter Amendment”), giving the Company the right to extend the date by which it has to complete a business combination up to nine (9) times for an additional one (1) month each time, from November 10, 2022 to August 10, 2023.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On November 9, 2022, the Company held the Meeting. On October 27, 2022, the record date for the Meeting, there were 7,518,000 ordinary shares of Nova entitled to be voted at the Meeting, 63.50% of which were represented in person or by proxy.

The final results for each of the matters submitted to a vote of Company shareholders at the Meeting are as follows:

1. Charter Amendment

Shareholders approved the proposal to amend the Company’s amended and restated memorandum and articles of association, giving the Company the right to extend the date by which it has to complete a business combination nine (9) times for an additional one (1) month each time, from November 10, 2022 to August 10, 2023. Approval of the Charter Amendment required the majority of the votes of the shares which were present in person or by proxy and entitled to vote thereon at the Meeting. The voting results were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
4,769,571	1	4,500	0

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2. Trust Amendment

Shareholders approved the proposal to amend the Company’s investment management trust agreement, dated August 5, 2021, by and between the Company and American Stock Transfer & Trust Company to allow the Company to extend the time it has to complete a business combination nine (9) times for an additional one (1) month each time from November 10, 2022, to August 10, 2023 by depositing into the trust account $0.0416 for each Public Share that has not been redeemed for each one-month extension. Adoption of the amendment required approval by the affirmative vote of holders of at least 50% of the outstanding shares present is required to approve the Trust Amendment. The voting results were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
4,769,571	1	4,500	0

3. Election of Directors

Shareholders elected all of the five nominees for directors to serve until the next annual meeting of shareholders. The voting results were as follows:

	FOR	WITHHELD	BROKER NON-VOTE
Eric Ping Hang Wong	4,769,522	4,550	0
Wing-Ho Ngan	4,769,522	4,550	0
Tin Lun Brian Cheng	4,769,522	4,550	0
Philip Richard Herbert	4,769,522	4,550	0
Chun Fung Horace Ma	4,769,522	4,550	0

As there were sufficient votes to approve the above proposals, the “Adjournment Proposal” described in the definitive proxy of Nova, which was filed with the Securities and Exchange Commission (the “SEC”) on October 26, 2022 was not presented to shareholders.

Item 8.01. Other Events.

In connection with the shareholders vote at the Meeting, 3,946,388 ordinary shares were tendered for redemption. On November 9, 2022, the Company made a deposit to the trust account as provided above and extended the amount of time it has available to complete a business combination from November 10, 2022 to December 10, 2022. Following such redemptions and the deposit of the extension payment described above, the amount of funds remaining in the trust account is approximately $18.6 million.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits:

Exhibit No.	Description

3.1	Amended and restated memorandum and articles of association of Nova Vision Acquisition Corp., adopted by shareholders of the Company on November 9, 2022 and filed with the BVI Registry of Corporate Affairs on November 9, 2022
10.1	Promissory Note
10.2	Amendment to the investment management trust agreement, dated as of August 5, 2021, with American Stock Transfer & Trust Company
99.1	Press Release dated November 10, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Nova Vision Acquisition Corp.

Dated: November 10, 2022	/s/ Eric Ping Hang Wong
Eric Ping Hang Wong
Chief Executive Officer and Chief Financial Officer

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